--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  January 14, 1997


                              MICROGRAFX, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          TEXAS                        0-18708                 75-1952080
----------------------------   ------------------------    -------------------
(State of other jurisdiction   (Commission File Number)      (IRS Employer
      incorporation)                                       Identification No.)


1303 E. ARAPAHO ROAD, RICHARDSON, TEXAS                             75081
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:    (972) 234-1769
                                                       --------------


                               (NOT APPLICABLE)
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 4.  Changes in Registrant's Certifying Accountant

          a) At a meeting held on January 20, 1997, the Audit Committee of the Board of Directors of Micrografx, Inc. (the "Company") approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending June 30, 1997 to replace the firm of Arthur Andersen LLP, who resigned as auditors of the Company effective January 14, 1997.

         (b) Arthur Andersen LLP had been engaged to audit the Company's financial statements for more than the two most recent fiscal years. Neither of Arthur Andersen LLP's reports on the Company's financial statements for each of the past two years contained an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements of Visual Software, Inc. (Visual), a company acquired during 1996 in a transaction accounted for as a pooling of interests were audited by other auditors in 1994 and 1995. Such financial statements of Visual were included in the consolidated financial statements of Micrografx, Inc. and subsidiaries and reflected total assets and revenues of 3 percent and 6 percent, respectively, in 1995 and 1 percent of revenue in 1994, of the related consolidated totals. Reference to such other auditors was made in Arthur Andersen LLP's report dated August 2, 1996.

          c) In connection with the audits of the Company's financial statements for each of the two most recent fiscal years ended June 30, 1996 and 1995, respectively, and any subsequent interim periods through the date of the resignation of Arthur Andersen LLP, there were no disagreements between the Company and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in their report.

          d) The following reportable event occurred in the interim period subsequent to the most recent fiscal year and preceding the date of the former accountants' resignation:

         (i) Arthur Andersen LLP advised the Company that information has come to its attention that, if further investigated and unless resolved to the accountants' satisfaction, may have prevented it from rendering an unqualified audit report on the Company's financial statements for the fiscal year ending June 30, 1997. The information relates to the judgmental assessment of the timing of revenue to be recognized on the Company's Hallmark Connections
             (TM) Card Studio (TM) software product in the quarter ended September 30, 1996. Due to the limited nature of Arthur Andersen LLP's involvement in the quarter ended September 30, 1996, it is unknown whether this matter would have caused reference to be made in the fiscal 1997 auditors report. This matter was discussed with the audit committee in connection with its quarterly meeting in October 1996 who concurred with management's judgment. The Company has authorized Arthur Andersen LLP to respond fully to the inquiries of the successor accountant concerning this issue.

        (ii) The Company recognized revenue in the quarter ended September 30, 1996 on the Hallmark product of approximately $3.0 million. At September 30, 1996, distributors had approximately $1.9 million of the Hallmark product remaining in inventory and the Company had a revenue reserve relating to sales of the Hallmark product of approximately $.9 million. All shipments of the Hallmark product as of September 30, 1996 were based on orders received and requested for shipment on or prior to September 30, 1996. Subsequent channel sell-through data for the quarter ended December 31, 1996 reflects that approximately $1.2 million of the Hallmark product which had been shipped as of September 30, 1996, sold through the distribution channel, indicating that the Company's judgmental assessment of the timing of the revenue recognition was reasonable. However, Arthur Andersen LLP resigned prior to reviewing any such information.

          e) The Company consulted the newly engaged accountants in September 1996 on the application of accounting principles regarding the interpretation of the SEC's Staff Accounting Bulletin No. 96. The issue related to the ability of the Company to establish a stock buyback plan and thus reacquire treasury stock without violating pooling-of-interests accounting rules related to the merger with Visual Software in April 1996. The Company consulted with Arthur Andersen LLP regarding the issues and obtained a summary of their views. Ernst &Young LLP expressed the view, consistent with Arthur Andersen LLP, that a new treasury stock plan cannot be implemented until a period of at least six months has elapsed since the rescission of the previous stock reacquisition plan. The Company has not initiated any stock repurchase plan.

          f) The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of Arthur Andersen LLP's letter to the Securities and Exchange Commission, dated January 22, 1997 is filed as
Exhibit 16 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16 - Letter from independent certified public accountants pursuant to Item 4(f).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICROGRAFX, INC.
                                        (Registrant)



Date:   January 22, 1997                By: /s/ LARRY G. MORRIS
                                           --------------------------------
                                           Larry G. Morris, Chief Financial
                                           Officer
                                           (Principal Financial Officer)

                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                           DESCRIPTION
------                           -----------
16          -       Letter from independent certified public accountants
                    pursuant to Item 4(d).